UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 18, 2013

Vitran Corporation Inc.

(Exact name of registrant as specified in its charter)

Ontario, Canada	001-32449	98-0358363
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

185 The West Mall, Suite 701, Toronto, Ontario, Canada	M9C 5L5
(Address of principal executive offices)	(Zip Code)

416-596-7664

Registrant’s telephone number, including area code

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On March 18, 2013, Vitran Corporation Inc.’s (the “Company or “Vitran”) Board of Directors (the “Board”) approved By-Law No. 8 of the Company. By-Law No. 8 ensures the Company’s by-laws remain consistent with the current provisions of the Business Corporation Act (Ontario) (the “Act”) and good corporate governance practices. Amendments contained in By-Law No. 8 include: (i) revising the requirement that a majority of directors of the Company be Canadian residents to provide that at least 25% of the members of the Board be Canadian residents; (ii) eliminating the requirement that each meeting of the Board requires a majority of directors who are Canadian residents to be present; (iii) no longer permitting the Board to determine the number of directors required for quorum at a meeting of directors; and (iv) eliminating the power of the Chair of a meeting of directors or meeting of shareholders to have a second or casting vote in the case of equality of votes.

In addition, the amended and restated by-laws include advance notice provisions that require that advance notice be provided to the Company in circumstances where nominations of persons for election to the Board are made by shareholders of the Company other than pursuant to: (i) a requisition of a meeting of shareholders made pursuant to the provisions of the Act; or (ii) a shareholder proposal made pursuant to the provisions of the Act.

The Company’s amended and restated by-laws are in full force and effect as of March 18, 2013 and will be placed before the Company’s shareholders for ratification at the Company’s annual and special meeting of shareholders on May 15, 2013. If the amended and restated by-laws are not ratified by the shareholders at such meeting, they will cease to be in effect and the Company’s by-laws will revert to its by-laws as in effect prior to such amendment and restatement.

A copy of the Company’s Amended and Restated By-laws are attached hereto as exhibit 3.1.

Item 8.01	Other Events

On March 20, 2013, the Company issued a news release announcing (i) that it will hold an annual and special meeting of its shareholders on May 15, 2013 and (ii) the amendments to its by-laws as referred to above in Item 5.03 of this Current Report on Form 8-K.

A copy of such news release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Exhibit

3.1	Amended and Restated By-Laws effective March 18, 2013*

99.1	News release dated March 20, 2013*

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITRAN CORPORATION INC.

	By:	/s/ Fayaz D. Suleman
DATE: March 20, 2013
Fayaz D. Suleman Vice President of Finance and Chief Financial Officer